Exhibit 10.5

AMENDMENT NO. 1 TO

RESTATED STOCK OPTION AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Restated Option Agreement (the “Option Agreement”), dated July 28, 2014, by and among Sean Rad (“Participant”), Tinder, Inc., a Delaware corporation (the “Company”) and IAC/InterActiveCorp (“IAC”), is made as of July 7, 2015, by the undersigned parties hereto.

RECITALS

1.         Participant holds certain Options to acquire common stock of the Company, governed by the terms of the Option Agreement;

2.         The Company and Participant have agreed to amend and the terms of the Option Agreement as set forth herein;

3.         Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Option Agreement.

NOW THEREFORE, in consideration for the foregoing and the mutual promises and covenants made herein, and the mutual benefits to be derived herefrom, the parties to this Option Agreement agree as follows:

1.                            Amendment to Options. The vested Options held by Participant on the date hereof shall be amended to adjust the Exercise Price thereof as indicated in the third column of the table below:

Vested Options Held on Date Hereof
	Exercise Price	Exercise Price
	per Share	per Share
Number of	(before	(as amended
Shares	amendment)	hereby)
358,236.83	$1.00	$25.31
76,456.42	$5.00	$28.29
76,456.42	$10.00	$32.02
76,456.42	$15.00	$35.75
76,456.42	$20.00	$39.48

2.                                 Elimination of Rights in Connection with a Third Party Sale. Section 10(h) of the Option Agreement shall be deleted in its entirety and replaced with the following:

“(h)                      Rights in Connection with a Co-Sale Transaction. In connection with a Co-Sale Transaction, Participant shall have the rights provided in Exhibit E.”

3.                                 Exhibit D of the Option Agreement shall be deleted in its entirety.

4.                                 No Other Amendments. The parties hereto acknowledge and agree that, other than as expressly modified by this Amendment, the Option Agreement remains in full force and effect without modification or change. Any future reference to the Option Agreement shall mean the Option Agreement, as amended by this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first written above.

PARTICIPANT	TINDER, INC.

/s/ Sean Rad	/s/ Gregg Winiarski
Signature	By

SEAN RAD	GREGG WINIARSKI
Print Name	Print Name

VP
Title

IAC/INTERACTIVECORP

/s/ Gregg Winiarski
By

GREGG WINIARSKI
Print Name

EVP & GENERAL COUNSEL
Title

[SIGNATURE PAGE TO AMENDMENT NO. 1]